UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   December 16, 2004
                                                       -------------------------

                           NEW YORK HEALTH CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
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                 (State or Other Jurisdiction of Incorporation)

           1-12451                                       11-2636089
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     (Commission File Number)                (IRS Employer Identification No.)


1850 McDonald Avenue, Brooklyn, New York                    11223
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (718) 375-6700
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM  8.01 OTHER EVENTS

     On December 16, 2004 the Board of Directors of New York Health Care, Inc. (the "Company") determined to postpone the Annual Meeting of the Company's shareholders that had been scheduled for 10:00 a.m. local time on December 21, 2004. No new meeting date has been established.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NEW YORK HEALTH CARE, INC.
                                        (Registrant)


                                        By:  /s/  Jerry Braun
                                           ------------------------------------
                                           Jerry Braun
                                           President and Chief Executive Officer


Date: December 16, 2004


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